                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                             KEYCO BOND FUND, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)

                             KEYCO BOND FUND, INC.
                         27777 FRANKLIN ROAD, SUITE 1850
                           SOUTHFIELD, MICHIGAN 48034


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 12, 2002


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Keyco Bond Fund, Inc., a Michigan corporation (the "Company"), will be held at the principal executive offices of the Company, 27777 Franklin Road, Suite 1850, Southfield, Michigan, on Thursday, December 12, 2002, at 10:30 a.m., E.S.T., for the following purposes:

                  (1) To elect five directors to serve until the next Annual Meeting of Shareholders;

                  (2) To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the year ending September 30, 2003; and

                  (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Information with respect to the above matters is set forth in the Proxy Statement, dated November 22, 2002, which accompanies this Notice.

     The Board of Directors has fixed the close of business on November 1, 2002, as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting.

     Please execute and promptly return the enclosed Proxy (i.e. yellow sheet). Your designation of a proxy is revocable and will not affect your right to vote in person in the event you find it convenient to attend the meeting.

                                    By Order of the Board of Directors


                                    JOEL D. TAUBER
                                    President


Southfield, Michigan
November 22, 2002

                              KEYCO BOND FUND, INC.
                         27777 FRANKLIN ROAD, SUITE 1850
                           SOUTHFIELD, MICHIGAN 48034

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 12, 2002


     This Proxy Statement and the accompanying form of proxy are to be first mailed on or about November 22, 2002 to all shareholders of record on November 1, 2002, and is furnished in connection with the solicitation of proxies by the Board of Directors of Keyco Bond Fund, Inc., a Michigan corporation (the "Company"), to be used at the Annual Meeting of Shareholders to be held at 10:30 a.m., E.S.T., on Thursday, December 12, 2002, and at any adjournments thereof.

     Shares cannot be voted at the meeting unless the holder is present in person or represented by proxy. Proxies are revocable by written notice to the Secretary of the Company at any time prior to their exercise. Proxies may also be revoked by a shareholder attending and voting in person at the meeting. Shares of the Company's stock represented by any unrevoked proxy in the enclosed form, if such proxy is properly executed and is received prior to the meeting, will be voted in accordance with the specifications made on such proxy or, if no specification has been made on such proxy, will be voted for the election as directors of the nominees listed herein and in favor of the proposal to ratify the selection of auditors. The Board of Directors does not intend to present any other matters at the Annual Meeting. However, should any other matters properly come before the Annual Meeting, the proxy holders will have discretionary authority to vote upon such matters and, in such event, it is the intention of such proxy holders to vote the proxy in accordance with their best judgment. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included. Abstentions are counted only for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes are not counted for any purpose. A majority of the outstanding shares of the Company, represented in person or by proxy, will constitute a quorum at the meeting.

     The Common Stock of the Company is the only class of securities which is entitled to vote at the meeting. As of the close of business November 1, 2002, the record date for determining shareholders who are entitled to receive notice of and to vote at the meeting, there were 1,267,258 shares of Common Stock issued and outstanding. Each share is entitled to one vote. The presence at the meeting, in person or by proxy, of the holders of a majority of shares of stock of the Company is necessary to constitute a quorum.

     The cost of soliciting proxies, which may be conducted by mail, telephone, in person or otherwise, will be borne by the Company. The mailing address of the Company's principal executive offices is 27777 Franklin Road, Suite 1850, Southfield, Michigan 48034.

                       MATTERS TO COME BEFORE THE MEETING

(1)  ELECTION OF DIRECTORS

     Five directors are to be elected at the meeting. The directors of the Company are elected annually by the shareholders, to serve until the next annual meeting of shareholders or until their death, resignation, or removal. The nominees named in the table below have each indicated a willingness to serve if elected. If any nominee should be unable to serve or is otherwise unavailable for election, and if any other persons are nominated, the persons designated as "proxies" on the accompanying form of proxy will have discretionary authority to vote or refrain from voting in accordance with their judgment on such other nominees unless authority to vote on such matter is withheld. The address for each Director is care of the Company at 27777 Franklin Road, Suite 1850, Southfield, MI 48034.



 NAME (AGE) AND POSITION(s)    TERM OF OFFICE    PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS      SHARES OF COMMON
        WITH COMPANY            AND LENGTH OF            AND OTHER DIRECTORSHIPS HELD(2)            STOCK BENEFICIALLY
                               TIME SERVED(1)                                                             OWNED
-------------------------------------------------------------------------------------------------------------------------
                                                DISINTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------------------

Mark E. Schlussel (62)        Since 1979         Of Counsel to the firm of Warner Norcross and           None
   Trustee                                       Judd, attorneys (since July 2002) (Southfield,
                                                 MI); previously Of Counsel to
                                                 the firm of Pepper, Hamilton
                                                 and Scheetz, attorneys (January
                                                 1995 to June 2002) (Detroit,
                                                 MI).

David K. Page (69)            Since 1989         Partner in the firm of Honigman Miller                  None
   Trustee                                       Schwartz and Cohn, attorneys (Detroit, MI) for
                                                 more than five years.  Director of Meadowbrook
                                                 Insurance Group, Inc.

-------------------------------------------------------------------------------------------------------------------------
                                                INTERESTED DIRECTORS(3)
-------------------------------------------------------------------------------------------------------------------------

Gail A. Dishell (66)          Since 1984         Vice President of the Company since September           469,529(4)
   Trustee                                       1979; Investor.

Thomas E. Purther (37)        Since 1994         Partner in Key Homes, residential housing               24,715(5)
   Trustee                                       builder (since December 1993) (Farmington
                                                 Hills, MI); Vice Chairman and
                                                 CEO of Paramount Bancorp,
                                                 commercial bank holding company
                                                 (since February 1998)
                                                 (Farmington Hills, MI);
                                                 Chairman and CEO of Cambridge
                                                 Investors, LLC, real estate
                                                 acquisition, development and
                                                 management company (since June
                                                 2000) (Farmington Hills, MI);
                                                 and CEO of Global Commercial
                                                 Credit, LLC, business
                                                 receivables insurance agency
                                                 (since March 1996) (Farmington
                                                 Hills, MI).

Ellen T. Horing (40)          Since 1995         Portfolio manager of Highgate Partners, an              53,477(6)
   Trustee                                       investment partnership (since January 1993)
                                                 (Mt. Kisco, NY).



(1) The directors of the Company are elected annually by the shareholders, to serve until the next meeting of shareholders or until their death, resignation or removal.
(2) Other directorships includes positions held as a director or trustee of any company with a class of securities registered with the SEC pursuant to federal securities laws and any investment company registered with the SEC.
(3) Ms. Dishell, Mr. Purther and Ms. Horing are "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 because of their status as an officer, director, holder of more than 5% of the Company's Common Stock and/or the immediate family member of any of the foregoing.
(4) Includes certain shares pursuant to which Ms. Dishell is sole trustee. See "Principal Shareholders." Does not include 1,000 shares held by Ms. Dishell's husband, as to which she disclaims any beneficial ownership.
(5)  These shares are held in a trust for the benefit of Mr. Purther;
     Ms. Barbara Keywell (formerly Ms. Barbara J. Purther) serves as the sole trustee of such trust with voting and dispositive powers. See "Principal Shareholders."
(6)  These shares are held in a trust for the benefit of Ms. Horing;
     Ms. Shelby M. Tauber and Mr. Joel D. Tauber serve as co-trustees of such trust with voting and dispositive powers. See "Principal Shareholders."

     All directors and officers of the Company, as a group, beneficially own 1,257,283 shares (99.2%) of the Company's outstanding Common Stock. See "Principal Shareholders."

     All of the nominees were previously elected as directors at the last annual meeting of shareholders. Shelby M. Tauber, Barbara J. Keywell and Gail A. Dishell, each of whom is an officer and/or a director and a principal shareholder, are sisters. In addition, Thomas E. Purther is the son of Ms. Keywell, and Ms. Horing is the daughter of Ms. Tauber. The Board of Directors has no committees. Directors who are not "interested persons" of the Company as defined in the Investment Company Act of 1940 (i.e., Messrs. Schlussel and Page) (the "Disinterested

Directors) were each paid $1,000 for the year ended September 30, 2002. During the year ended September 30, 2002, the Board of Directors met once and all directors were present. During the year ended September 30, 2002, no remuneration of any form was paid to the Company's officers or directors, other than as described above with respect to the Company's two outside directors and $25,000 for accounting and administrative services provided by an entity owned by an officer of the Company.

     The nominees receiving a plurality of votes cast at the meeting will be elected directors.

                            BOARD OF DIRECTORS REPORT

     The Board of Directors received from the independent auditors and reviewed a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

     The Board of Directors discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements of the Company as of and for the fiscal year ended September 30, 2002, including the quality of accounting principles and significant judgments affecting the financial statements.

     The Board of Directors, based on the above-mentioned reviews and discussions with management and the independent auditors, resolved that the Company's audited financial statements be included in its Annual Report to Shareholders for the year ended September 30, 2002 for filing with the Securities and Exchange Commission.

(2)  RATIFICATION OF APPOINTMENT OF AUDITORS

     The directors of the Company who are not "interested persons" have unanimously appointed PricewaterhouseCoopers LLP ("PwC"), independent public accountants, to audit the financial statements of the Company for the current fiscal year ending September 30, 2003. This firm served in such capacity for the year ended September 30, 2002, and has no direct or indirect interest in the Company other than as its auditors and independent accountants. This appointment will be submitted to shareholders at the meeting for ratification. The affirmative vote of a majority of the shares of Common Stock present at the meeting is required to appoint PwC as the Company's auditors. A representative of PwC is not expected to be present at the meeting.

FEES PAID TO INDEPENDENT AUDITORS

     AUDIT FEES. PwC's fee for professional services in connection with the audit of the Company's fiscal year 2002 financial statements will not exceed $16,000 plus out-of-pocket expenses.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. PwC did not bill the Company for operating, designing or supervising the Company's computer, financial or information systems during fiscal year 2002.

     ALL OTHER FEES. PwC's fee for tax consultation services will not exceed $2,500 plus out-of-pocket expenses for fiscal year 2002.

     The Board of Directors does not consider the provision of the services described above by PwC to be incompatible with the maintenance of PwC's independence.

                               FURTHER INFORMATION

PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information concerning those persons who were, on November 1, 2002, believed by the Company to be beneficial owners of more than 5% of the outstanding shares of the Company's Common Stock, and also sets forth certain information about ownership of shares of Common Stock by all directors and officers of the Company as a group:


Name and Address                                                                              Shares Beneficially Owned
of Beneficial Owner                            Nature of Beneficial Ownership                   Number          Percent
----------------------------- -----------------------------------------------------------     ----------        ---------
Shelby M. Tauber              Shares as to which Ms. Tauber exercises sole voting and
150 East 69th Street          investment powers .........................................       226,904
Apt. 27
New York, NY                  Shares held in various trusts pursuant to which Ms. Tauber and Joel D. Tauber are co-trustees with voting and
                              investment powers..........................................       144,186
                                                                                                -------
                                                                                                371,090           29.3%
                                                                                                =======           ====

Barbara J. Keywell            Shares as to which Ms. Keywell exercises sole voting and
2200 Tottenham                investment powers..........................................       253,882
Bloomfield Hills, MI
                              Shares held in various trusts pursuant to which Ms. Keywell
                              is sole trustee with voting and investment powers..........        96,942
                                                                                                -------
                                                                                                350,824           27.7%
                                                                                                =======           ====

Gail A. Dishell               Shares as to which Ms. Dishell exercises sole voting and
26721 Carol                   investment powers..........................................       251,644
Franklin, MI
                              Shares held in various trusts pursuant to which Ms. Dishell
                              is sole trustee with voting and investment powers..........       217,885
                                                                                                -------
                                                                                                469,529(1)        37.1%
                                                                                                =======           ====

Joel D. Tauber                Shares as to which Mr. Tauber exercises sole voting and
2991 Long Ridge Ct.           investment powers..........................................        65,840
West Bloomfield, MI
                              Shares held in various trusts pursuant to which Mr. Tauber and Shelby M. Tauber are co-trustees with voting and
                              investment powers..........................................       144,186
                                                                                                -------
                                                                                                210,026           16.6%
                                                                                                =======           ====


     (1) Does not include 1,000 shares held by Ms. Dishell's husband, as to which she disclaims any beneficial ownership.

     All directors and officers of the Company, as a group, beneficially own 1,257,283 shares (99.2%) of the Company's outstanding Common Stock.

EXECUTIVE OFFICERS

     Set forth below is certain information concerning the Company's executive officers, including name, age, principal occupation and business experience during the past five years, and length of service as an officer of the Company:




Name and Age                 Office and Term of Service
Joel D. Tauber, 67           President since October 1995. Also a manufacturing
                             executive, business consultant and investor since
                             prior to 1997; Chairman of the Board of Keywell
                             Corporation (Chicago, IL) since 1996; Co-Manager of
                             Carolina Precision Plastics, LLC (Asheboro, NC)
                             since July 2002; Chairman of the Board of North
                             Carolina Plastics, Inc. (Asheboro, NC) from August
                             2001 to July 2002; Chairman of the Board of Key
                             Plastics Holdings, Inc. (Novi, MI) since July 1995;
                             Chairman of the Board of Complex Tooling & Molding,
                             Inc. (Boulder, CO) from March 1996 to September
                             2001; member of Management Committee of Key
                             Plastics, LLC (Novi, MI) from 1997 to April 2001.
                             Key Plastics, LLC filed for Chapter 11 bankruptcy
                             protection on March 23, 2000 in U.S. Bankruptcy
                             Court, Eastern District of Michigan.

Gail A. Dishell, 66          Vice President since September 1979

Shelby M. Tauber, 67         Treasurer since September 1979

Barbara J. Keywell, 62       Secretary since September 1979



     Except as described above, none of the Company's executive officers have been employed in a principal occupation for the past five years.

INFORMATION CONCERNING INVESTMENT MATTERS

     Determination Not to Use Investment Adviser; Termination of Investment Advisory Contract

     At its October 19, 1994 meeting, the Board of Directors decided not to retain the services of an outside investment adviser and, instead, determined that the Company, acting through its officers and with review provided by the Board, will make investment decisions internally on a going-forward basis.

     The Board's decision not to retain the services of an investment adviser was made after careful deliberation and was based upon several factors, including the following:

         - The Company's investment objectives are relatively clear-cut and uncomplicated. The Company's primary investment objective, as reported in prior filings with the Securities and Exchange Commission, is "to receive as high a level of current interest income exempt from federal income taxes as is available from Municipal Bonds (as defined therein) and as is consistent with prudent investment management and preservation of capital, and capital appreciation will be a minor investment objective of the Company." As a result of this objective, the Company invests in high quality bonds which typically have relatively low turnover.

         - Given the relatively low turnover in investment securities, the Board has been able to closely monitor the investment activity of the Company.

         - The fees charged by potential third party investment advisers were relatively high and, in light of the net benefit to be provided to the Company, unacceptable.

     As a result of its decision not to retain an outside investment adviser, the Company and Comerica Bank (the "Bank"), effective as of October 19, 1994, terminated the Management and Custodial Agreement, dated September 5, 1979, pursuant to which Agreement the Bank had been providing certain investment advisory and custodial account services to the Company. Following such termination, however, the Company and the Bank entered into a Custodial Account Agreement, dated October 19, 1994, pursuant to which the Bank continued to provide certain custodial account services for the Company.

     Portfolio -- Allocation and Transactions

     The Company's investment portfolio has consisted, and will continue to consist of, debt obligations issued by states, counties, cities and their political subdivision or agencies, the interest on which is exempt from federal income tax in the opinion of bond counsel to the issuer ("Municipal Bonds"). Municipal Bonds are normally traded in the over-the-counter market on a net basis (without commissions) through dealers acting for their own account and not as brokers. Because of this fact, there are no stated commissions charged with respect to trades for transactions in the Company's portfolio securities.

     When purchasing or selling Municipal Bonds, the Company seeks to obtain the prompt execution of orders at the most favorable prices available. To the extent that, in the Company's experience, the execution capabilities and prices offered by more than one dealer have been comparable, the Company may, in its discretion, choose to purchase and sell Municipal Bonds from and to dealers who provide research, statistical and other information to the Company. However, it is not the Company's policy to pay a higher price to a dealer solely because it has supplied these services. Although this type of information is useful to the Company, it is believed that such services will not reduce the Company's normal research activities. The Company believes that the types of research services and information which will be provided by dealers will consist principally of research reports on particular issues of Municipal Bonds and technical information concerning general market conditions for Municipal Bonds.

CERTAIN REPORTING REQUIREMENTS

     Under the federal securities laws, the Company's directors, its executive officers, and any persons holding more than 10% of the Company's Common Stock (collectively, the "Reporting Persons") are required to file reports with the Securities and Exchange Commission, and to provide the Company with copies of same, relative to their ownership of the Common Stock, which reports need to be filed at such time as they first become a Reporting Person and at such time or times as any changes occur in their beneficial ownership of the Common Stock. Specific due dates for filing these reports have been established and the Company is required to disclose in this Proxy Statement any failure to timely file these reports.

     Based on a review of the reports filed by the Reporting Persons, during and with respect to the fiscal year ended September 30, 2002, and/or on representations of its Reporting Persons with respect to the fiscal year ended September 30, 2002, the Company believes that the foregoing reporting requirements have been satisfied by the Company's Reporting Persons.

OTHER MATTERS AND SHAREHOLDER PROPOSALS

     At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the meeting, it is the intention of the persons named in the accompanying proxy card to vote in accordance with their judgment on such matters.

     Shareholder proposals intended to be presented at the 2003 annual meeting which are eligible for inclusion in the Company's proxy statement for that meeting under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Company at its principal executive offices no later than July 23, 2003. Shareholder proposals intended to be presented at the 2003 annual meeting which are not eligible for inclusion in the Company's proxy statement for that meeting under Rule 14a-8 are considered untimely under Rule 14a-5 promulgated under the Exchange Act unless received by the Company at its principal executive offices no later than October 8, 2003 and the Company expects the persons named as proxies for the 2003 annual meeting to use their discretionary voting authority with respect to any proposal considered untimely at the 2003 annual meeting.

Southfield, Michigan
November 22, 2002

                              KEYCO BOND FUND, INC.
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 12, 2002

The undersigned shareholder hereby appoints JOEL D. TAUBER and KENNETH E. KLUSKA, or either one of them, proxies with the power of substitution to vote, as designated below, all shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders to be held on Thursday, December 12, 2002 at 10:30 a.m., or at any adjournment thereof, on the following matters described in the Proxy Statement dated November 22, 2002.

1.   ELECTION OF DIRECTORS:

     / /   FOR all nominees listed below or        / /  WITHHOLD AUTHORITY to
           any substitute for any of them.              vote for all nominees
                                                        listed below.

            (TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE NOMINEE STRIKE
                         THROUGH HIS OR HER NAME BELOW)

      Gail A. Dishell                                        Mark E. Schlussel
      Thomas E. Purther                                        David K. Page
                                  Ellen T. Horing

2. RATIFYING THE SELECTION of PricewaterhouseCoopers LLP as independent auditors for the year ending September 30, 2003.


         / /   FOR               / /   AGAINST          / /   ABSTAIN


     The undersigned instructs the proxies to vote as specified in the proxy on the matters described in the Proxy Statement dated November 22, 2002. Proxies will be voted as instructed.

     AUTHORITY IS ALSO GRANTED TO SUCH PROXIES TO VOTE IN THEIR DISCRETION UPON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, PROXIES WILL VOTE AS FOLLOWS: (i) UNDER ITEM 1, FOR ELECTION OF THE NOMINEES NAMED ABOVE OR ANY SUBSTITUTED FOR ANY OF THEM; AND
(ii) FOR ITEM 2.

Receipt is hereby acknowledged of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated November 22, 2002.

                                        Dated: _______________________, 2002

                                        ________________________________________
                                                      Signature

                                        ________________________________________
                                                      Signature

                                        Please sign exactly as name appears
                                        hereon. If the stock is registered in
                                        the names of two or more persons, each
                                        should sign. Executors, administrators,
                                        trustees, guardians, attorneys and
                                        corporate officers should add their
                                        titles.